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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2004


                         INTERNATIONAL STEEL GROUP INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-31926                   71-0871875
----------------------------          ------------              -------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


 3250 Interstate Drive, Richfield, Ohio                           44286-9000
----------------------------------------                        --------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code: (330) 659-9100
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  The following exhibits are furnished with this report:

             Exhibit
             Number     Description
             ------     -----------

             99.1       Certain information regarding the Company.

ITEM 9. REGULATION FD

     In connection with a proposed debt offering exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"), on April 2, 2004, International Steel Group Inc. (the "Company") first disclosed certain information regarding the Company to potential investors. Pursuant to the requirements of Regulation FD, portions of the disclosure document used in connection with such offering are contained in Exhibit 99.1 to this Form 8-K, which is hereby incorporated by reference in its entirety.

     This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              INTERNATIONAL STEEL GROUP INC.



                              By:  /s/ Brian D. Kurtz
                                   -------------------------------
                                   Name: Brian D. Kurtz
                                   Title: Vice President, Finance and Treasurer




Dated: April 2, 2004


















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                                INDEX TO EXHIBITS
                                -----------------



        EXHIBIT
        NUMBER           EXHIBIT
        ------           -------

         99.1            Certain information regarding the Company.